[Scudder Investments logo]

Scudder Focus Value+Growth Fund

Classes A, B and C

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Trustees

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Focus Value+Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KVGAX	81114W-102
Class B	KVGBX	81114W-201
Class C	KVGCX	81114W-300

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary November 30, 2001

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Focus Value+Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	-14.22%	-.08%	6.20%	10.48%
Class B	-14.98%	-.88%	5.35%	9.59%
Class C	-15.01%	-.95%	5.28%	9.55%
Russell 1000 Index+	-12.33%	.90%	9.90%	13.12%
S&P 500 Index++	-12.23%	.54%	10.06%	13.46%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/01	$ 12.45	$ 11.71	$ 11.68
11/30/00	$ 16.07	$ 15.33	$ 15.30
Distribution Information: Twelve Months: Capital Gains Distributions	$ 1.52	$ 1.52	$ 1.52

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	410	of	694	59
3-Year	283	of	510	56
5-Year	221	of	321	69

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Focus Value+Growth Fund - Class A -- Russell 1000 Index+ -- S&P 500 Index++

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund***
Class A(b)	Growth of $10,000	$8,085	$9,402	$12,730	$17,354
	Average annual total return	-19.15%	-2.04%	4.95%	9.42%
Class B(b)	Growth of $10,000	$8,273	$9,587	$12,883	$17,522
	Average annual total return	-17.27%	-1.40%	5.20%	9.59%
Class C(b)	Growth of $10,000	$8,499	$9,716	$12,934	$17,481
	Average annual total return	-15.01%	-.95%	5.28%	9.55%
Russell 1000 Index+	Growth of $10,000	$8,767	$10,274	$16,035	$21,165
	Average annual total return	-12.33%	.90%	9.90%	13.12%
S&P 500 Index++	Growth of $10,000	$8,777	$10,162	$16,151	$21,557
	Average annual total return	-12.23%	.54%	10.06%	13.46%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3 year, 5 year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on October 16, 1995. Index comparisons begin October 31, 1995.
(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
(b) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, but the terrorist attacks in the United States on the World Trade Center and the Pentagon sent the economy into a deeper downturn. It is now official - the United States is in recession. The good news is that U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the downturn contained.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. During September they virtually stopped shopping, but in October they were lured back into the malls and auto showrooms by great bargains. However, with layoffs on the rise, we expect even that bounce-back to fade. What spending there is will likely be concentrated on necessities such as groceries, visits to the doctor and tuition. We don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Economic Guideposts Data as of 11/30/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth well before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

December 1, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of December 1, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Focus Value+Growth Fund: A Team Approach to Investing

[Portfolio Managers Photographs]

Scudder Focus Value+Growth Fund's investments are split evenly among growth-style and value-style stocks, and are managed separately by two teams of investment specialists. The value portion of the fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad.

Jennison Associates LLC (the "Subadvisor"), an indirect wholly-owned subsidiary of The Prudential Insurance Company, is the subadvisor to the growth portion of the fund.

Value stock management team

Portfolio Manager Lois Friedman Roman joined the Advisor in 1994 and the fund team in 2001 and has 13 years of experience as an equity analyst and a portfolio manager.

Portfolio Manager Jonathan Lee joined the Advisor in 1999 and the fund team in 2001 and has 11 years of portfolio management experience.

Growth stock management team

Spiros "Sig" Segalas joined the Subadvisor in 1969 and the fund team in 2001. Mr. Segalas has 41 years of experience in the investment industry.

Kathleen McCarragher joined the Subadvisor in 1998 and the fund team in 2001. She has 19 years of experience in the investment industry.

In the following interview, portfolio managers of the fund's growth portfolio - Spiros "Sig" Segalas and Kathleen McCarragher - along with portfolio managers of the fund's value portfolio - Lois Roman and Jonathan Lee - discuss the strategy of Scudder Focus Value+Growth Fund and the market environment during the 12-month period ended November 30, 2001.

Q: Scudder Focus Value+Growth Fund modified its investment strategy and changed its name and portfolio management team in June. Will you tell us about these changes?

A: On June 11, 2001, Kemper Value+Growth Fund officially changed its name to Scudder Focus Value+Growth Fund. With the name change came a change in investment process.

In line with the fund's objective, which remained the same, we're continuing to seek growth of capital through a portfolio of value and growth stocks. The fund's value and growth "sleeves," however, are now managed separately - Sig and Kathleen manage the growth sleeve, and Lois and Jonathan manage the value sleeve.

To make the most of our individual backgrounds and expertise, the fund has become more concentrated. The number of stocks in each sleeve is limited to between 15 and 30 of each team's best ideas. The ability to tilt the style weightings was eliminated, and the portfolio is now evenly split between value and growth stocks. It is rebalanced periodically to maintain equal allocations.

Q: Will you provide an overview of market conditions during the period?

A: During the annual period - December 1, 2000 through November 30, 2001 - the economy moved from a slowdown into a full-fledged recession. As 2000 was coming to an end, investors had begun to realize that the momentum market of 1999 and early 2000 was over. Large growth stocks - particularly those from the technology sector - that reached meteoric highs were falling, as slower-than-expected economic growth took hold, and many of the market leaders began to announce disappointing corporate earnings.

In light of the changing environment, investors looked for perceived "safety." They turned to more traditionally defensive, value-oriented names and industry sectors, including health care, consumer staples and finance. During the first half of the year, most growth stocks declined, while value stocks, on average, gained. By summer, as the economy continued to lose its footing, value stocks began declining as well but held their ground better than their growth counterparts.

In an attempt to stimulate the stagnant economy, the Federal Reserve Board (the Fed) began an aggressive interest rate cut program in January and reduced rates seven times through August. The federal government also passed a tax cut program in which nearly all taxpayers received rebate checks to help spur spending.

Before the benefits of these actions could be felt, the United States endured the terrorist attacks of September 11. The Fed responded immediately with another 50-basis-point rate cut prior to the reopening of the stock exchanges. However, the rate cut was not enough to assuage investor fears, and the market, along with the economy, declined precipitously. No area of the equity market was left untouched as investors moved assets to bonds and cash products and out of stocks. Both value and growth stocks declined dramatically. The Fed continued to ease in the following weeks and brought short-term rates to their lowest level in nearly three decades. Investors began to re-enter the market in October and November with renewed confidence - helping the market to regain much of the post-September 11 losses.

Q: How did Scudder Focus Value+Growth Fund perform?

A: The fund, along with the broader stock market, declined during this difficult period. Class A shares (unadjusted for sales charges) declined 14.22 percent for the 12 months ended November 30, while the fund's benchmark, the Standard & Poor's 500 (S&P 500) declined 12.23 percent. The S&P 500 is an unmanaged group of large-cap stocks that are generally representative of the U.S. stock market.

We attribute the fund's underperformance to its focused portfolio with relatively few stocks, versus the more diversified structure of the S&P 500. The nondiversified format of this fund makes it more susceptible to market volatility.

Q: Will you discuss the performance of the fund's growth portfolio?

A: As mentioned previously, this has been an extremely difficult investment environment - especially for growth stocks. Since taking over management of the fund's growth sleeve, we have concentrated fund investments in consumer stocks, technology, health care and financials.

As you might expect, the fund suffered declines in its technology holdings as they fell with the entire sector. We incurred losses in Nokia, a leading cell phone manufacturer, and Novellus Systems, a leading semiconductor capital equipment company, both of which we have since sold from the portfolio. We attribute the declines in these stocks more to the cyclical downturn than to any significant deterioration in their long-term competitive positions. Dell Computer, a leading personal computer manufacturer, was a good performer during the six months in which we've managed the fund. The company has a productive business and financial model, which reinforces its position as market share leader, and better enables it to deliver consistent performance.

In the consumer sector, media stocks such as AOL/Time Warner, Viacom and Liberty Media declined as corporate America slashed 2001 advertising budgets. The fund liquidated its positions in AOL/Time Warner and Liberty Media during the period. Retailers struggled as well, but one fund holding - Kohl's Corp., a department store chain - gained ground due to its compelling value proposition. Earnings were not so strong from fund holding Tiffany, a high-end jeweler. However, we remain confident in the long-term prospects of the retailers in our portfolio due to their dominant competitive positions in their respective consumer niches.

In health care, the fund's position in Johnson & Johnson provided positive returns as investors began to anticipate the introduction of a new and innovative cardiac medical device. Pharmaceutical and consumer product giant Pfizer also delivered positive results for the fund.

Q: Will you discuss how you select growth stocks for the fund?

A: Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. In short, we employ a bottom-up approach to selecting the best stocks with potential for long-term growth. We rely on our firm's original fundamental research on companies, sectors and markets.

Q: Will you discuss the performance of the fund's value portfolio?

A: Since June, the value sleeve of the portfolio has been concentrated in stocks that we believe have improving fundamentals and the best return potential. Financial stocks comprise the largest portion of the value portfolio. We also have meaningful positions in telecommunications, technology and consumer discretionary stocks. Although many of these stocks declined with the market, we have confidence that with a turn in the economy, they have the potential to bounce back strongly.

The biggest detractor from performance was our investment in the information technology sector. This summer, we saw the valuations of some solid stocks knocked down to what we believed to be unsustainable lows. We purchased two semiconductor companies, AMD and Micron Technologies. Soon after the purchase, technology, specifically semiconductor stocks, suffered further losses. We sold these stocks as it became apparent that we were early in our technology investments, and that semiconductor stocks had more room to fall. We continue to remain invested in technology, but have chosen to stick with more defensive stocks and to diversify our holdings throughout the sector.

One such stock that gained strongly in the wake of the attacks was Harris Corporation - a communications firm with a commercial segment, which produces equipment and application solutions for television, radio and wireless systems. Harris also has a government communications segment, which designs information processing and electronic systems for the defense, air traffic, aerospace and law enforcement markets. Although we hold this stock because we believe its HD-TV capabilities will provide long-term growth, it was its government segment that generated steep gains as investors sought out defense-oriented stocks.

Although most of the sleeve's financial stocks posted positive performance, one stock - Providian - lost considerable ground. Providian is a consumer lending and credit card company that we purchased at a discount, believing that when the economy began to bounce back, this company would experience rapid growth. Although the company met our investment parameters when we bought it, we later found some management and accounting problems. When this information surfaced, we liquidated our position. Although we never like to take losses for the fund, we were somewhat heartened that we exited the stock before it hit its lows. Positive performance came from Bank of America, which had overcome the perception that its balance sheet would suffer from difficulties with its recent merger with NationsBank.

The sleeve's basic materials sector was a bright spot with gains posted by PPG, a specialty chemicals and paint manufacturer and Engelhard, a producer of catalytic converters for the auto industry. In telecommunications, the fund's position in long-distance giant WorldCom posted strong gains. The stock had suffered deep losses over the last couple of years, bringing it to a valuation that we believed was unsustainably low.

Q: Will you discuss your outlook for the market and Scudder Focus Value+Growth Fund in particular?

A: While they have been difficult to stomach, the stock declines we've seen - primarily in highly valued growth stocks - have been healthy. In the momentum market of 1999 and early 2000, investors bid up technology and growth stocks to unsustainable levels, while they shunned value stocks. The discrepancy in valuations between growth and value was significant and has since been meaningfully corrected. We believe that stock valuations are now more rational. When the economy turns, we expect to see gains in both styles of stocks. Although we can't predict the future, we expect that an economic recovery may begin as early as the second quarter of 2002. If that happens, it should be positive for the fund. In the meantime, we'll continue to stay disciplined and focus on looking for stocks - both growth and value - with the best potential for long-term growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Asset Allocation	11/30/01	11/30/00

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/01	11/30/00

Financial	21%	21%
Technology	15%	18%
Consumer Discretionary	15%	2%
Health	15%	11%
Manufacturing	9%	6%
Communications	7%	8%
Consumer Staples	6%	3%
Durables	4%	5%
Energy	4%	10%
Other	4%	16%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2001* (32.9% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	5.2%
2. Dell Computer Corp. Developer and manufacturer of personal computers	3.4%
3. Pharmacia Corp. Researcher of biotechnology developments	3.3%
4. Microsoft Corp. Developer of computer software	3.3%
5. Household International, Inc. Provider of financial, credit card and banking services	3.0%
6. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	3.0%
7. PPG Industries, Inc. Producer of coatings and resins, fiberglass, flat and fabricated glass and chemicals	3.0%
8. Kohl's Corp. Operator of a chain of department stores	2.9%
9. Viacom, Inc. Provider of entertainment and publishing services	2.9%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	2.9%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Shares	Value ($)
Common Stocks 96.3%
Communications 6.4%
Cellular Telephone 2.5%
Sprint Corp. (PCS Group)*	120,300	3,001,485
Telephone/Communications 3.9%
BellSouth Corp.	74,000	2,849,000
WorldCom, Inc.*	127,900	1,859,666
		4,708,666
Consumer Discretionary 14.4%
Apparel & Shoes 1.9%
Reebok International Ltd.*	100,300	2,332,978
Department & Chain Stores 5.5%
Home Depot, Inc.	68,050	3,175,213
Kohl's Corp.*	52,000	3,528,200
		6,703,413
Hotels & Casinos 1.0%
Hilton Hotels Corp.	121,400	1,201,860
Restaurants 1.8%
Brinker International, Inc.*	79,200	2,217,600
Specialty Retail 4.2%
Intimate Brands, Inc.	160,000	2,296,000
Tiffany & Co.	97,000	2,793,600
		5,089,600
Consumer Staples 6.1%
Food & Beverage 2.4%
PepsiCo, Inc.	58,800	2,859,444
Package Goods/Cosmetics 3.7%
Kimberly-Clark Corp.	48,200	2,803,794
Procter & Gamble Co.	21,900	1,696,374
		4,500,168
Durables 3.9%
Aerospace 2.4%
United Technologies Corp.	47,500	2,859,500
Telecommunications Equipment 1.5%
Harris Corp.	57,700	1,840,630
Energy 3.4%
Oil & Gas Production 1.4%
Exxon Mobil Corp.	46,482	1,738,427
Oilfield Services/Equipment 2.0%
BJ Services Co.*	88,000	2,451,680
Financial 20.6%
Banks 10.0%
Bank of America Corp.	40,331	2,475,517
Bank One Corp.	66,900	2,504,736
J.P. Morgan Chase & Co.	70,420	2,656,242
Mellon Financial Corp.	66,800	2,497,652
Wachovia Corp.	64,000	1,980,800
		12,114,947
Consumer Finance 8.2%
Citigroup, Inc.	132,281	6,336,260
Household International, Inc.	61,800	3,645,582
		9,981,842
Insurance 2.4%
American International Group, Inc.	35,500	2,925,200
Health 14.5%
Biotechnology 4.7%
Amgen, Inc.*	46,600	3,095,638
Genentech, Inc.*	44,600	2,562,270
		5,657,908
Medical Supply & Specialty 2.7%
Johnson & Johnson, Inc.	55,600	3,238,700
Pharmaceuticals 7.1%
American Home Products Corp.	19,400	1,165,940
Pfizer, Inc.	79,900	3,460,469
Pharmacia Corp.	90,100	4,000,440
		8,626,849
Manufacturing 8.2%
Chemicals 6.5%
E.I. du Pont de Nemours & Co.	30,200	1,339,068
Engelhard Corp.	106,300	2,971,085
PPG Industries, Inc.	67,400	3,624,098
		7,934,251
Industrial Specialty 1.7%
Sherwin-Williams Co.	73,600	2,060,064
Media 2.9%
Broadcasting & Entertainment
Viacom, Inc. "B"*	80,400	3,509,460
Service Industries 1.3%
Investment
Merrill Lynch & Co., Inc.	31,900	1,597,871
Technology 14.6%
Computer Software 3.2%
Microsoft Corp.*	61,500	3,948,915
Diverse Electronic Products 3.4%
Dell Computer Corp.*	148,500	4,147,605
Electronic Components/Distributors 2.2%
Jabil Circuit*	99,800	2,624,740
Semiconductors 5.8%
Avnet, Inc.	57,600	1,368,000
Intel Corp.	61,900	2,021,654
Texas Instruments, Inc.	113,600	3,640,880
		7,030,534
Total Common Stocks (Cost $118,281,724)		116,904,337

	Principal Amount ($)	Value ($)
Cash Equivalents 3.7%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $4,473,511)	4,473,512	4,473,511
Total Investment Portfolio - 100.0% (Cost $122,755,235) (a)		121,377,848

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at November 30, 2001.
(a) The cost for federal income tax purposes was $124,157,333. At November 30, 2001, net unrealized depreciation for all securities based on tax cost was $2,779,485. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,742,562 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,522,047.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $122,755,235)	$ 121,377,848
Cash	19,287
Receivable for investments sold	6,224,124
Dividends receivable	127,365
Interest receivable	7,206
Receivable for Fund shares sold	34,189
Foreign taxes recoverable	1,617
Total assets	127,791,636
Liabilities
Payable for investments purchased	6,271,917
Payable for Fund shares redeemed	370,257
Accrued management fee	78,184
Other accrued expenses and payables	154,815
Total liabilities	6,875,173
Net assets, at value	$ 120,916,463
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(1,377,387)
Accumulated net realized gain (loss)	(9,698,783)
Paid-in capital	131,992,633
Net assets, at value	$ 120,916,463

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($61,277,702 / 4,923,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.45
Maximum offering price per share (100 / 94.25 of $12.45)	$ 13.21
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($50,506,679 / 4,312,722 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,132,082 / 781,819 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,149)	$ 1,557,739
Interest	290,117
Total Income	1,847,856
Expenses: Management fee	1,004,938
Administrative fee	209,744
Services to shareholders	280,985
Custodian fees	5,473
Distribution service fees	868,991
Auditing	13,259
Legal	28,188
Trustees' fees and expenses	14,878
Reports to shareholders	31,744
Registration fees	23,002
Other	20,538
Total expenses, before expense reductions	2,501,740
Expense reductions	(2,135)
Total expenses, after expense reductions	2,499,605
Net investment income (loss)	(651,749)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,559,768)
Foreign currency related transactions	(74)
(9,559,842)
Net unrealized appreciation (depreciation) during the period on investments	(11,938,091)
Net gain (loss) on investment transactions	(21,497,933)
Net increase (decrease) in net assets resulting from operations	$ (22,149,682)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income (loss)	$ (651,749)	$ (1,009,156)
Net realized gain (loss) on investment transactions	(9,559,842)	15,699,250
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,938,091)	(15,975,074)
Net increase (decrease) in net assets resulting from operations	(22,149,682)	(1,284,980)
Distributions to shareholders from: Net realized gains: Class A	(7,242,637)	(10,957,607)
Class B	(6,640,321)	(9,571,026)
Class C	(1,052,363)	(1,288,692)
Fund share transactions: Proceeds from shares sold	27,807,831	67,117,202
Reinvestment of distributions	14,319,338	20,734,164
Cost of shares redeemed	(39,335,913)	(82,932,250)
Net increase (decrease) in net assets from Fund share transactions	2,791,256	4,919,116
Increase (decrease) in net assets	(34,293,747)	(18,183,189)
Net assets at beginning of period	155,210,210	173,393,399
Net assets at end of period	$ 120,916,463	$ 155,210,210

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 16.07	$ 18.30	$ 15.82	$ 14.62	$ 12.95
Income (loss) from investment operations: Net investment income (loss)	-[a]*	(.03)[a]	.03[a]	.01	.02
Net realized and unrealized gain (loss) on investment transactions	(2.10)	.04	2.68	1.69	2.48
Total from investment operations	(2.10)	.01	2.71	1.70	2.50
Less distributions from: Net realized gains on investment transactions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 12.45	$ 16.07	$ 18.30	$ 15.82	$ 14.62
Total Return (%)[c]	(14.22)	(.96)	17.42[b]	12.06	20.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	76	90	77	52
Ratio of expenses before expense reductions (%)	1.38	1.51[d]	1.42	1.42	1.41
Ratio of expenses after expense reductions (%)	1.38	1.50[d]	1.41	1.42	1.41
Ratio of net investment income (loss) (%)	(.06)	(.16)	(.15)	.22	.35
Portfolio turnover rate (%)	153	43	105	92	56

* Amount is less than one half of $.01.
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.48% and 1.47%, respectively.

Class B

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 15.33	$ 17.68	$ 15.40	$ 14.37	$ 12.83
Income (loss) from investment operations: Net investment income (loss)	(.11)[a]	(.16)[a]	(.10)[a]	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.99)	.05	2.61	1.60	2.44
Total from investment operations	(2.10)	(.11)	2.51	1.53	2.37
Less distributions from: Net realized gains on investment transactions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 11.71	$ 15.33	$ 17.68	$ 15.40	$ 14.37
Total Return (%)[c]	(14.98)	(1.75)	16.58[b]	11.06[b]	19.96[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	68	74	62	43
Ratio of expenses before expense reductions (%)	2.20	2.35[d]	2.31	2.38	2.32
Ratio of expenses after expense reductions (%)	2.20	2.34[d]	2.19	2.27	2.27
Ratio of net investment income (loss) (%)	(.88)	(.99)	(.93)	(.63)	(.51)
Portfolio turnover rate (%)	153	43	105	92	56

a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.30% and 2.29%, respectively.

Class C

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 15.30	$ 17.68	$ 15.40	$ 14.37	$ 12.84
Income (loss) from investment operations: Net investment income (loss)	(.12)[a]	(.20)[a]	(.11)[a]	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	.06	2.62	1.57	2.41
Total from investment operations	(2.10)	(.14)	2.51	1.53	2.36
Less distributions from: Net realized gains on investment transactions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Total distributions	(1.52)	(2.24)	(.23)	(.50)	(.83)
Net asset value, end of period	$ 11.68	$ 15.30	$ 17.68	$ 15.40	$ 14.37
Total Return (%)[c]	(15.01)	(1.94)	16.58[b]	11.06[b]	19.86[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	9	6	3
Ratio of expenses before expense reductions (%)	2.22	2.56[d]	2.68	2.16	2.15
Ratio of expenses after expense reductions (%)	2.22	2.55[d]	2.14	2.16	2.15
Ratio of net investment income (loss) (%)	(.90)	(1.17)	(.88)	(.52)	(.39)
Portfolio turnover rate (%)	153	43	105	92	56

a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.50% and 2.49%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund''), formerly Kemper Value+Growth Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,450,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009, ($6,450,000), the expiration date, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001 the Fund incurred approximately $1,847,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended, November 30, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $205,019,847 and $218,979,636, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 11, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets, and 0.54 % of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates serves as sub-advisor for the growth portion of the Fund with respect to the investment and reinvestment of assets in the Fund, and is paid by ZSI for its services.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective June 11, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of average daily net assets of Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing, and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 11, 2001 through November 30, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 97,744	$ 17,710
Class B	96,013	17,244
Class C	15,987	2,995
	$ 209,744	$ 37,949

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 11, 2001, the amount charged to Class A, B and C shares by SISC aggregated $110,421, $118,724 and $28,924, respectively.

Effective June 11, 2001, the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2001
Class B	$ 449,203	$ 34,967
Class C	76,865	6,595
	$ 526,068	$ 41,562

Effective June 11, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended November 30, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 167,612	$ 10,844
Class B	149,695	11,401
Class C	25,616	1,504
	$ 342,923	$ 23,749

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for year ended November 30, 2001 aggregated $13,002.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2001, the CDSC for Class B and C shares was $107,583 and $108,347, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001, totaled $95,082 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended November 30, 2001		Year Ended November 30, 2000
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,093,307	$ 15,050,031	2,408,739	$ 42,611,349
Class B	727,480	9,525,936	1,086,195	18,133,594
Class C	249,517	3,231,864	381,749	6,372,259
		$ 27,807,831		$ 67,117,202
Shares issued to shareholders in reinvestment of dividends
Class A	493,085	$ 6,992,020	583,446	10,477,077
Class B	471,335	6,340,176	525,114	9,066,496
Class C	73,570	987,142	68,857	1,190,591
		$ 14,319,338		$ 20,734,164
Shares redeemed
Class A	(1,415,346)	$ (19,170,230)	(3,138,588)	$ (55,344,217)
Class B	(1,316,192)	(16,829,296)	(1,386,162)	(23,158,297)
Class C	(256,824)	(3,336,387)	(265,568)	(4,429,736)
		$ (39,335,913)		$ (82,932,250)
Net increase (decrease)
Class A	171,046	$ 2,871,821	(146,403)	$ (2,255,791)
Class B	(117,377)	(963,184)	225,147	4,041,793
Class C	66,263	882,619	185,038	3,133,114
		$ 2,791,256		$ 4,919,116

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with the custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from December 1, 2000 through June 10, 2001, the Fund's custodian fees were reduced by $556. For the period from June 11, 2001, through November 30, 2001, pursuant to the Administrative Agreement, the Administrative fee was reduced by $13 for custodian credits earned. Prior to June 11, 2001 transfer agent fees were reduced by $1,566.

Effective June 11, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Focus Value+Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Value+Growth Fund (the "Fund"), as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Value+Growth Fund, at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.52 per share from net long-term capital gains during its year ended November 30, 2001, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Focus Value+Growth Fund (the "fund") was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	5,370,159	116,120
Lewis A. Burnham	5,369,939	116,340
Mark S. Casady	5,369,702	116,577
Linda C. Coughlin	5,369,920	116,359
Donald L. Dunaway	5,369,939	116,340
James R. Edgar	5,368,681	117,598
William F. Glavin	5,369,291	116,988
Robert B. Hoffman	5,367,010	119,269
Shirley D. Peterson	5,366,447	119,832
Fred B. Renwick	5,369,331	116,948
William P. Sommers	5,367,010	119,269
John G. Weithers	5,369,939	116,340

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
5,312,543	37,977	135,759

The Meeting was reconvened on Thursday, May 31, 2001, at which time the following matters were voted upon by the shareholders of each class of the fund, as applicable (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
2,751,115	53,944	92,139

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
2,251,767	55,194	96,277

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
410,612	2,088	4,817

The following matters were voted upon by all shareholders of the fund, voting together.

4. To approve a change to the fund's subclassification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company:

Affirmative	Against	Abstain	Broker Non-Votes*
4,059,046	110,670	184,900	1,288,617

5. To approve a new subadvisory agreement for the fund between Zurich Scudder Investments, Inc. and Jennison Associates LLC:

Affirmative	Against	Abstain
5,327,160	117,873	198,201

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes